UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019 (May 16, 2019)

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 16, 2019 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 5, 2019 (the “Proxy Statement”). There were present at the Annual Meeting, in person or by valid proxy, the holders of 1,149,426,293 shares of the Company’s common stock, constituting a quorum.

At the Annual Meeting, 16 nominees for director were elected to the Company’s Board of Directors for a term of one year (Proposal 1). In addition, Company proposals regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 (Proposal 2), and a non-binding resolution regarding approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 3), were approved. A stockholder proposal requesting adoption of a policy prohibiting the exclusion of certain legal or compliance costs from financial performance metrics used for purposes of determining executive compensation (Proposal 4) was withdrawn prior to the Annual Meeting and was not presented; therefore, no vote was taken on such proposal.

		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of persons nominated for election as directors of the Company, as set forth in the Company’s Proxy Statement, was approved by the following votes:
	Fernando Aguirre	954,342,609	10,019,561	2,429,484	182,634,639
	Mark T. Bertolini	949,424,661	15,565,208	1,801,785	182,634,639
	Richard M. Bracken	956,412,541	8,055,885	2,323,228	182,634,639
	C. David Brown II	916,741,275	47,768,060	2,282,319	182,634,639
	Alecia A. DeCoudreaux	957,062,301	7,585,093	2,144,260	182,634,639
	Nancy-Ann M. DeParle	955,889,167	8,772,866	2,129,621	182,634,639
	David W. Dorman	904,666,024	59,838,813	2,286,817	182,634,639
	Roger N. Farah	908,973,656	55,408,500	2,409,498	182,634,639
	Anne M. Finucane	929,470,554	35,156,265	2,164,835	182,634,639
	Edward J. Ludwig	956,200,450	8,237,442	2,353,762	182,634,639
	Larry J. Merlo	953,691,146	11,200,598	1,899,910	182,634,639
	Jean-Pierre Millon	949,166,879	15,453,476	2,171,299	182,634,639
	Mary L. Schapiro	958,294,820	6,551,635	1,945,199	182,634,639
	Richard J. Swift	940,167,895	22,710,117	3,913,642	182,634,639
	William C. Weldon	925,288,891	39,206,666	2,296,097	182,634,639
	Tony L. White	928,909,164	35,589,958	2,292,532	182,634,639

2.	Company proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,131,166,538	15,781,173	2,478,582	None

3.	Company proposal to approve, by a non-binding vote, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was approved by the following vote:	873,690,866	89,686,066	3,414,722	182,634,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 17, 2019	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary and Chief Governance Officer